                                                                  Exhibit 99.1


Kathryn M.S. Catherwood, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA  92101
Attorney for Debtor-In-Possession


                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF CALIFORNIA


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: JUNE 2001

TO:      THE HONORABLE JUDGE MYERS
         UNITED STATES BANKRUPTCY JUDGE

         The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: July 18, 2001
                                              s/ Kathryn M.S. Catherwood
                                              ---------------------------------
                                              Attorney for Debtor-In-Possession

------------------------------------------------------------------------------
                       UNITED STATES DEPARTMENT OF JUSTICE
                       OFFICE OF THE UNITED STATES TRUSTEE
                         SOUTHERN DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 6
FOR THE MONTH ENDING: JUNE 30, 2001

                         I. CASH RECEIPTS AND DISBURSEMENTS
                               A. (GENERAL ACCOUNT *)

--------------------------------------------------------------------------------------------------------------
1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                                         6,307,404.85
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                              6,696,433.21
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
3. BEGINNING BALANCE                                                                            (389,028.36)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
4. RECEIPTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
         ACCOUNTS RECEIVABLE - PRE-FILING                                                               0.00
--------------------------------------------------------------------------------------------------------------
         ACCOUNTS RECEIVABLE - POST-FILING                                                              0.00
--------------------------------------------------------------------------------------------------------------
         GENERAL SALES                                                                          2,052,741.30
--------------------------------------------------------------------------------------------------------------
         OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees                                  87,395.29
--------------------------------------------------------------------------------------------------------------
         OTHER ** (SPECIFY) Sale of University Village equipment                                  145,000.00
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                            TOTAL RECEIPTS THIS PERIOD                          2,285,136.59
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
5. BALANCE:                                                                                     1,896,108.23
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                              1,796,478.01
--------------------------------------------------------------------------------------------------------------
         (Total from Page 2)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
7. ENDING BALANCE                                                                                  99,630.22
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
8. GENERAL ACCOUNT NUMBER                               0700494381
------------------------------------------------------- -----------------------------------------------------
   DEPOSITORY NAME AND LOCATION                         Union Bank of California
------------------------------------------------------- -----------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

* ALL RECEIPTS MUST BE DEPOSITED INTO THE GENERAL ACCOUNT
** INCLUDE THE RECEIPTS FROM THE SALE OF ANY REAL OR PERSONAL PROPERTY OUT OF THE ORDINARY COURSE OF BUSINESS; ATTACH AN EXHIBIT SPECIFYING WHAT WAS SOLD, TO WHOM, TERMS, AND DATE OF COURT ORDER OR REPORT OF SALE.

             TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)


-------------------------------------------------------------------------------------------------------------
   DATE         #      PAYEE                      PURPOSE                             AMOUNT
-------------------------------------------------------------------------------------------------------------
  CHECKS
-------------------------------------------------------------------------------------------------------------
  6/4/01      16676    Coudres Family             Rent                             40,321.79
-------------------------------------------------------------------------------------------------------------
  6/4/01      16677    Mssn Grove Theater         Rent                             64,443.41
-------------------------------------------------------------------------------------------------------------
  6/4/01      16678    Mssn Grove Theater II      Rent                             32,355.40
-------------------------------------------------------------------------------------------------------------
  6/4/01      16679    Oceanside Mssn Mkt Place   Rent                             66,947.53
-------------------------------------------------------------------------------------------------------------
  6/4/01      16680    Redevelopment Agency SB    Rent                             82,000.00
-------------------------------------------------------------------------------------------------------------
  6/4/01      16681    United Title Company       Rent                              4,983.30
-------------------------------------------------------------------------------------------------------------
  6/4/01      16682    The Guardian               Advertising                       1,247.10
-------------------------------------------------------------------------------------------------------------
  6/4/01      16683    Airborne Express           Film Transport                      145.60
-------------------------------------------------------------------------------------------------------------
  6/4/01      16684    Press Inter. Meeting       Advertising                          47.12
-------------------------------------------------------------------------------------------------------------
  6/4/01      16685    City Clerk                 Licenses and Permits              1,745.58
-------------------------------------------------------------------------------------------------------------
  6/4/01      16686    CTSNET Internet Svcs       Computer                            256.50
-------------------------------------------------------------------------------------------------------------
  6/4/01      16687    DC Electronics 2           Repairs & Maintenance               215.00
-------------------------------------------------------------------------------------------------------------
  6/4/01      16688    De Lage Landen             Telephone                            85.43
-------------------------------------------------------------------------------------------------------------
  6/4/01      16689    Redevelopment Agency SB    Rent                             12,500.00
-------------------------------------------------------------------------------------------------------------
  6/4/01      16690    Roto-Rooter Plumbers       Repairs & Maintenance               746.23
-------------------------------------------------------------------------------------------------------------
  6/4/01      16691    Solomon Friedman           Co Op Advertising                   102.16
-------------------------------------------------------------------------------------------------------------
  6/4/01      16692    Wholesale Commercial Dist. Games                               335.05
-------------------------------------------------------------------------------------------------------------
  6/4/01      16693    Heritage Foods             Concessions supplies                601.60
-------------------------------------------------------------------------------------------------------------
  6/6/01      16694    Manulife Financial         Emp. Benefits                     2,696.28
-------------------------------------------------------------------------------------------------------------
  6/7/01      16695    Murphy's Printing          Printing                            129.00
-------------------------------------------------------------------------------------------------------------
  6/7/01      16696    Star Track                 Operating supplies                  688.00
-------------------------------------------------------------------------------------------------------------
  6/7/01      16697    National Screen Svc        Advertising                         325.38
-------------------------------------------------------------------------------------------------------------
  6/7/01      16698    Prudential                 Emp. Benefits                       184.80
-------------------------------------------------------------------------------------------------------------
  6/7/01      16699    SDG&E                      Deposit - Utilities              10,500.00
-------------------------------------------------------------------------------------------------------------
  6/7/01      16700    Cinema Equip. Sales        Repairs & Maintenance               264.65
-------------------------------------------------------------------------------------------------------------
  6/7/01      16701    Franchise Tax Board        Tax                                 800.00
-------------------------------------------------------------------------------------------------------------
  6/7/01      16702    Airborne Express           Film Transport                      400.40
-------------------------------------------------------------------------------------------------------------
  6/15/01     16703    AON Risk                   Insurance                        11,580.00
-------------------------------------------------------------------------------------------------------------
  6/15/01     16704    Armored Transport          Security                            905.69
-------------------------------------------------------------------------------------------------------------
  6/15/01     16705    Brake Water Transport      Film Transport                      464.00
-------------------------------------------------------------------------------------------------------------
  6/15/01     16706    CA Choice                  Emp. Benefits                    15,338.85
-------------------------------------------------------------------------------------------------------------
  6/15/01     16707    City of Riverside          Utilities                        14,339.58
-------------------------------------------------------------------------------------------------------------
  6/15/01     16708    City of San Bernardino     Security                          1,274.28
-------------------------------------------------------------------------------------------------------------
  6/15/01     16709    Continental Stock Transfer Outside Services                    553.47
-------------------------------------------------------------------------------------------------------------
  6/15/01     16710    Crown Point Design and     Uniforms                          1,904.16
                       Embroider
-------------------------------------------------------------------------------------------------------------
  6/15/01     16711    CR&R                       Utilities                         1,335.27
-------------------------------------------------------------------------------------------------------------
  6/15/01     16712    De Lage Landen             Telephone                            77.43
-------------------------------------------------------------------------------------------------------------
  6/15/01     16713    Eastern Municipal Water    Water, etc.                         128.71
-------------------------------------------------------------------------------------------------------------
  6/15/01     16714    Energi                     Outside Services                    170.00
-------------------------------------------------------------------------------------------------------------
  6/15/01     16715    The Guardian               Advertising                       1,407.57
-------------------------------------------------------------------------------------------------------------
  6/15/01     16716    Insight                    Repairs & Maintenance               366.49
-------------------------------------------------------------------------------------------------------------


                                                                  Page 3 of 17

-------------------------------------------------------------------------------------------------------------
  6/15/01     16717    Janitorial Maintenance     Janitorial                       16,815.00
-------------------------------------------------------------------------------------------------------------
  6/15/01     16718    K Lavasany                 Travel                              204.75
-------------------------------------------------------------------------------------------------------------
  6/15/01     16719    National Environmental     National Environmental              924.44
                       Waste                      Waste
-------------------------------------------------------------------------------------------------------------
  6/15/01     16720    Pacific Bell               Telephone                         1,787.56
-------------------------------------------------------------------------------------------------------------
  6/15/01     16721    D Peacock                  Relocation                          500.00
-------------------------------------------------------------------------------------------------------------
  6/15/01     16722    Pure Flo Water             Water, Corp.                         35.78
-------------------------------------------------------------------------------------------------------------
  6/15/01     16723    Roto-Rooter Plumbers       Repairs & Maintenance               130.50
-------------------------------------------------------------------------------------------------------------
  6/15/01     16724    SDG&E                      Utilities                         9,305.57
-------------------------------------------------------------------------------------------------------------
  6/15/01     16725    Sky Courier                Film Transport                       18.20
-------------------------------------------------------------------------------------------------------------
  6/15/01     16726    Source One                 Repairs & Maintenance             3,680.03
-------------------------------------------------------------------------------------------------------------
  6/15/01     16727    Staples                    Office Supplies                     274.64
-------------------------------------------------------------------------------------------------------------
  6/15/01     16728    State Compensation Ins.    Workmen's Comp.                   7,076.51
-------------------------------------------------------------------------------------------------------------
  6/15/01     16729    Structural Termite and     Repairs & Maintenance                85.00
                       Pest
-------------------------------------------------------------------------------------------------------------
  6/15/01     16730    Void                                  -                     -
-------------------------------------------------------------------------------------------------------------
  6/15/01     16731    Verizon                    Telephone                           586.21
-------------------------------------------------------------------------------------------------------------
  6/15/01     16732    Vision Svc Plan            Emp. Benefits                       447.86
-------------------------------------------------------------------------------------------------------------
  6/15/01     16733    Warner Bros                Film Payable                        150.00
-------------------------------------------------------------------------------------------------------------
  6/15/01     16734    Western Municipal Water    Water, etc.                         359.88
                       Dist.
-------------------------------------------------------------------------------------------------------------
  6/15/01     16735    K Zolna                    Travel                              292.55
-------------------------------------------------------------------------------------------------------------
  6/15/01     16736    Airgas                     Concessions supplies                121.60
-------------------------------------------------------------------------------------------------------------
  6/15/01     16737    Heritage Foods             Concessions supplies                521.15
-------------------------------------------------------------------------------------------------------------
  6/15/01     16738    MGM Films                  Film Payable                     20,441.35
-------------------------------------------------------------------------------------------------------------
  6/15/01     16739    Providence                 Film Payable                        160.29
-------------------------------------------------------------------------------------------------------------
  6/15/01     16740    Continental Stock Transfer Outside Services                    814.13
-------------------------------------------------------------------------------------------------------------
  6/15/01     16741    Inland Lighting            Repairs & Maintenance             1,967.79
-------------------------------------------------------------------------------------------------------------
  6/15/01     16742    SD County Tax              Property Taxes                   20,400.80
-------------------------------------------------------------------------------------------------------------
  6/15/01     16743    Staples                    Office Supplies                     270.12
-------------------------------------------------------------------------------------------------------------
  6/26/01     16744    SB County Sun              Advertising                       6,446.70
-------------------------------------------------------------------------------------------------------------
  6/27/01     16745    MGM Films                  Film Payable                      6,073.49
-------------------------------------------------------------------------------------------------------------
  6/28/01     16746    Airborne Express           Film Transport                      309.40
-------------------------------------------------------------------------------------------------------------
  6/28/01     16747    AON Risk                   Insurance                        11,000.00
-------------------------------------------------------------------------------------------------------------
  6/28/01     16748    Arthur Andersen            Outside Services                  1,000.00
-------------------------------------------------------------------------------------------------------------
  6/28/01     16749    D Cahill                   Travel                               44.20
-------------------------------------------------------------------------------------------------------------
  6/28/01     16750    CAPS                       Security                             75.00
-------------------------------------------------------------------------------------------------------------
  6/28/01     16751    CinemaStar Luxury Theaters Petty Cash                          682.40
-------------------------------------------------------------------------------------------------------------
  6/28/01     16752    City of Perris             Licenses and Permits                617.50
-------------------------------------------------------------------------------------------------------------
  6/28/01     16753    City of Oceanside          Trash, etc.                       1,809.46
-------------------------------------------------------------------------------------------------------------
  6/28/01     16754    City of San Bernardino     Trash, etc.                         526.40
-------------------------------------------------------------------------------------------------------------
  6/28/01     16755    Emeritus Communications    Telephone                         1,026.16
-------------------------------------------------------------------------------------------------------------
  6/28/01     16756    First Sierra Financial     Lease - trash compactor           1,782.60
-------------------------------------------------------------------------------------------------------------
  6/28/01     16757    Gold Medal Products        Repairs & Maintenance                15.44
-------------------------------------------------------------------------------------------------------------
  6/28/01     16758    Inland Empire Glass        Repairs & Maintenance               125.00
-------------------------------------------------------------------------------------------------------------

                                                                  Page 4 of 17

-------------------------------------------------------------------------------------------------------------
  6/28/01     16759    K Lavasany                 Travel                              245.70
-------------------------------------------------------------------------------------------------------------
  6/28/01     16760    Light Bulbs Unlimited      Repairs & Maintenance                64.50
-------------------------------------------------------------------------------------------------------------
  6/28/01     16761    Mail Boxes, Etc            Postage                              71.73
-------------------------------------------------------------------------------------------------------------
  6/28/01     16762    Manulife Financial         Emp. Benefits                     2,670.56
-------------------------------------------------------------------------------------------------------------
  6/28/01     16763    Max Reynolds               Repairs & Maintenance               225.00
-------------------------------------------------------------------------------------------------------------
  6/28/01     16764    MCCann-Erickson            Film Payable                        619.63
-------------------------------------------------------------------------------------------------------------
  6/28/01     16765    Murphy's Printing          Printing                          1,344.83
-------------------------------------------------------------------------------------------------------------
  6/28/01     16766    NMSS                       Donation/advertising                500.00
-------------------------------------------------------------------------------------------------------------
  6/28/01     16767    Paramount Pictures         Film Payable                        355.78
-------------------------------------------------------------------------------------------------------------
  6/28/01     16768    Plumbing Specialists       Repairs & Maintenance               526.03
-------------------------------------------------------------------------------------------------------------
  6/28/01     16769    The Press                  Advertising                      14,171.67
-------------------------------------------------------------------------------------------------------------
  6/28/01     16770    San Bernardino             Subs & Dues                         120.00
-------------------------------------------------------------------------------------------------------------
  6/28/01     16771    Sky Courier                Film Transport                      218.40
-------------------------------------------------------------------------------------------------------------
  6/28/01     16772    Solomon Friedman           Co Op Advertising                   100.00
-------------------------------------------------------------------------------------------------------------
  6/28/01     16773    Source One                 Repairs & Maintenance            11,420.26
-------------------------------------------------------------------------------------------------------------
  6/28/01     16774    SA CA Edision              Utilities                        31,107.79
-------------------------------------------------------------------------------------------------------------
  6/28/01     16775    Union Tribune              Advertising                         755.20
-------------------------------------------------------------------------------------------------------------
  6/28/01     16776    Roy M Van Asch             Janitorial                        1,875.80
-------------------------------------------------------------------------------------------------------------
  6/28/01     16777    Warner Bros                Film Payable                         50.00
-------------------------------------------------------------------------------------------------------------
  6/28/01     16778    West Coast Appliance       Repairs & Maintenance               220.00
-------------------------------------------------------------------------------------------------------------
  6/28/01     16779    Heritage Foods             Concessions supplies                502.11
-------------------------------------------------------------------------------------------------------------
                                                                                                   560,983.26
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
    WIRE TRANSFERS
-------------------------------------------------------------------------------------------------------------
  6/5/01       290     DREAM WORKS DISTRIBUTION,  Film Payable                    146,222.64
                       LLC
-------------------------------------------------------------------------------------------------------------
  6/6/01       291     20TH CENTURY FOX           Film Payable                        783.68
-------------------------------------------------------------------------------------------------------------
  6/6/01       292     MIRAMAX FILMS              Film Payable                      1,873.13
-------------------------------------------------------------------------------------------------------------
  6/6/01       293     NEW LINE PICTURES          Film Payable                         914.4
-------------------------------------------------------------------------------------------------------------
  6/6/01       294     PARAMOUNT PICTURES         Film Payable                      2,577.09
-------------------------------------------------------------------------------------------------------------
  6/6/01       295     UNIVERSAL FILM             Film Payable                     32,796.70
                       EXCHANGES,INC.
-------------------------------------------------------------------------------------------------------------
  6/6/01       296     WARNER BROTHERS            Film Payable                      9,581.16
-------------------------------------------------------------------------------------------------------------
  6/7/01       297     METROPOLITAN PROVISIONS    Concession Purchases             16,882.12
-------------------------------------------------------------------------------------------------------------
  6/7/01       298     PEPSI-COLA COMPANY         Concession Purchases             13,257.90
-------------------------------------------------------------------------------------------------------------
  6/13/01      299     20TH CENTURY FOX           Film Payable                         198.3
-------------------------------------------------------------------------------------------------------------
  6/13/01      300     BUENA VISTA                Film Payable                    110,051.36
-------------------------------------------------------------------------------------------------------------
  6/13/01      301     MIRAMAX FILMS              Film Payable                          2.24
-------------------------------------------------------------------------------------------------------------
  6/13/01      302     NEW LINE PICTURES          Film Payable                        904.88
-------------------------------------------------------------------------------------------------------------
  6/13/01      303     PARAMOUNT PICTURES         Film Payable                      2,826.77
-------------------------------------------------------------------------------------------------------------
  6/13/01      304     UNIVERSAL FILM             Film Payable                     17,822.49
                       EXCHANGES,INC.
-------------------------------------------------------------------------------------------------------------
  6/13/01      305     WARNER BROTHERS            Film Payable                        765.03
-------------------------------------------------------------------------------------------------------------
  6/13/01      306     SONY PICTURES              Film Payable                     25,000.00
-------------------------------------------------------------------------------------------------------------


                                                                  Page 5 of 17

-------------------------------------------------------------------------------------------------------------
  6/14/01      307     PEPSI-COLA COMPANY         Concession Purchases              6,892.47
-------------------------------------------------------------------------------------------------------------
  6/15/01      308     20TH CENTURY FOX           Film Payable                     13,945.18
-------------------------------------------------------------------------------------------------------------
  6/15/01      309     BUENA VISTA                Film Payable                     41,075.92
-------------------------------------------------------------------------------------------------------------
  6/15/01      310     DREAM WORKS DISTRIBUTION,  Film Payable                     34,513.78
                       LLC
-------------------------------------------------------------------------------------------------------------
  6/15/01      311     MIRAMAX FILMS              Film Payable                        489.38
-------------------------------------------------------------------------------------------------------------
  6/15/01      312     NEW LINE PICTURES          Film Payable                        454.31
-------------------------------------------------------------------------------------------------------------
  6/15/01      313     PARAMOUNT PICTURES         Film Payable                      1,544.82
-------------------------------------------------------------------------------------------------------------
  6/15/01      314     UNIVERSAL FILM             Film Payable                      6,967.81
                       EXCHANGES,INC.
-------------------------------------------------------------------------------------------------------------
  6/19/01      315     METROPOLITAN PROVISIONS    Concession Purchases             10,156.82
-------------------------------------------------------------------------------------------------------------
  6/22/01      316     METROPOLITAN PROVISIONS    Concession Purchases             11,701.52
-------------------------------------------------------------------------------------------------------------
  6/21/01      317     SONY PICTURES              Film Payable                      5,000.00
-------------------------------------------------------------------------------------------------------------
  6/25/01      318     SONY PICTURES              Film Payable                     35,000.00
-------------------------------------------------------------------------------------------------------------
  6/27/01      319     20TH CENTURY FOX           Film Payable                      6,883.89
-------------------------------------------------------------------------------------------------------------
  6/27/01      320     BUENA VISTA                Film Payable                     15,162.53
-------------------------------------------------------------------------------------------------------------
  6/27/01      321     DREAM WORKS DISTRIBUTION,  Film Payable                     47,338.78
                       LLC
-------------------------------------------------------------------------------------------------------------
  6/27/01      322     UNIVERSAL FILM             Film Payable                      4,303.44
                       EXCHANGES,INC.
-------------------------------------------------------------------------------------------------------------
  6/27/01      323     WARNER BROTHERS            Film Payable                     43,836.56
-------------------------------------------------------------------------------------------------------------
  6/28/01      324     PEPSI-COLA COMPANY         Concession Purchases              3,211.58
-------------------------------------------------------------------------------------------------------------
  6/28/01      325     METROPOLITAN PROVISIONS    Film Payable                     15,593.74
-------------------------------------------------------------------------------------------------------------
  6/8/01       335     SONY PICTURES              Film Payable                      2,306.14
-------------------------------------------------------------------------------------------------------------
                                                                                                   688,838.56
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
       DIRECT DEBITS TO UNION BANK OF CALIFORNIA ACCT # 0700494381
-------------------------------------------------------------------------------------------------------------
   1-Jun               ADP fees                                                       623.54
-------------------------------------------------------------------------------------------------------------
  11-Jun               Postage Online                                                 300.00
-------------------------------------------------------------------------------------------------------------
  15-Jun               ADP fees                                                       597.53
-------------------------------------------------------------------------------------------------------------
  21-Jun               Trf - pmt of State Tax                                      26,639.00
-------------------------------------------------------------------------------------------------------------
  22-Jun               UBOC                                                       130,000.00
-------------------------------------------------------------------------------------------------------------
  25-Jun               Bank Chgs                                                    2,919.56
-------------------------------------------------------------------------------------------------------------
  29-Jun               ADP fees                                                       650.27
-------------------------------------------------------------------------------------------------------------
  30-Jun               Bank Rec Adjustments                                           -59.05
-------------------------------------------------------------------------------------------------------------
  30-Jun               Bank Service Charges                                         6,985.34
-------------------------------------------------------------------------------------------------------------
                                                                                                   168,656.19
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
            DISBURSEMENTS FOR CINEMAS
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
             INTERCOMPANY TRANSFERS
-------------------------------------------------------------------------------------------------------------
   1-Jun               To UBOC Acct. #            Payroll                         100,000.00
                       07007494365
-------------------------------------------------------------------------------------------------------------
   6-Jun               To UBOC Acct. #            Payroll                          10,000.00
                       07007494365
-------------------------------------------------------------------------------------------------------------
  13-Jun               To UBOC Acct. #            Payroll                         115,000.00
                       07007494365
-------------------------------------------------------------------------------------------------------------


                                                                  Page 6 of 17

-------------------------------------------------------------------------------------------------------------
  22-Jun               To UBOC Acct. # 2180038712 Tax payable                      38,000.00
-------------------------------------------------------------------------------------------------------------
  28-Jun               To UBOC Acct. #            Payroll                         115,000.00
                       07007494365
-------------------------------------------------------------------------------------------------------------
                                                                                                   378,000.00

-------------------------------------------------------------------------------------------------------------
      TOTAL ACCOUNTS PAYABLE DISBURSEMENTS                                                       1,796,478.01

=============================================================================================================

                              B. (PAYROLL ACCOUNT)

--------------------------------------------------------------------------------------------------------------
1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                           945,535.93
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                              1,008,037.20
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
3. BEGINNING BALANCE                                                                             (62,501.27)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
4. RECEIPTS DURING CURRENT PERIOD                                                                 340,000.00
--------------------------------------------------------------------------------------------------------------
         TRANSFERRED FROM GENERAL ACCOUNT
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
5. BALANCE:                                                                                       277,498.73
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                                214,519.17
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
7. ENDING BALANCE                                                                                  62,979.56
==============================================================================================================

--------------------------------------------------------------------------------------------------------------
8. PAYROLL ACCOUNT NUMBER                               07007494365
--------------------------------------------------------------------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
--------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
--------------------------------------------------------------------------------------------------------------

               TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)

----------------------------------------------------------------------------------------------------------------
    JUNE 8, 2001  PAYROLL RUN - SUMMARY OF EXPENSE
----------------------------------------------------------------------------------------------------------------
                 Wages Earned - Normal Recurring                                     76,657.17
----------------------------------------------------------------------------------------------------------------
                 Wages Earned - Adjustments & Voids                                   2,350.21
----------------------------------------------------------------------------------------------------------------
                 Wage Garnishments                                                       27.23
----------------------------------------------------------------------------------------------------------------
                 Federal IncomeTaxes                                                 10,779.45
----------------------------------------------------------------------------------------------------------------
                 Social Security                                                     12,754.48
----------------------------------------------------------------------------------------------------------------
                 Medicare                                                             2,982.78
----------------------------------------------------------------------------------------------------------------
                 State Unemployment Taxes - Employer                                  1,754.01
----------------------------------------------------------------------------------------------------------------
                 Federal Unemployment Taxes                                             452.65
----------------------------------------------------------------------------------------------------------------
                 State Unemployment Taxes - Employee                                    875.31
----------------------------------------------------------------------------------------------------------------
                 State Income Taxes                                                   1,977.93
----------------------------------------------------------------------------------------------------------------
                                                                                    110,611.22
----------------------------------------------------------------------------------------------------------------
    JUNE 8, 2001 PAYROLL RUN - SUMMARY OF DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------
                 ADP Checks Issued [Net salary plus tax]                            106,734.28
----------------------------------------------------------------------------------------------------------------
                 Manual Checks, etc.                                                  3,876.94
----------------------------------------------------------------------------------------------------------------
                                                                                                      110,611.22
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
   JUNE 22, 2001  PAYROLL RUN - SUMMARY OF EXPENSE
----------------------------------------------------------------------------------------------------------------
                 Wages Earned - Normal Recurring                                     73,374.05
----------------------------------------------------------------------------------------------------------------
                 Wages Earned - Adjustments & Voids                                   1,563.24
----------------------------------------------------------------------------------------------------------------
                 Wage Garnishments                                                       54.46
----------------------------------------------------------------------------------------------------------------
                 Federal IncomeTaxes                                                  9,517.06
----------------------------------------------------------------------------------------------------------------
                 Social Security                                                     11,985.71
----------------------------------------------------------------------------------------------------------------
                 Medicare                                                             2,803.20
----------------------------------------------------------------------------------------------------------------
                 State Unemployment Taxes - Employer                                  1,647.02
----------------------------------------------------------------------------------------------------------------
                 Federal Unemployment Taxes                                             425.04
----------------------------------------------------------------------------------------------------------------
                 State Unemployment Taxes - Employee                                    819.60
----------------------------------------------------------------------------------------------------------------
                 State Income Taxes                                                   1,718.57
----------------------------------------------------------------------------------------------------------------
                                                                                    103,907.95
----------------------------------------------------------------------------------------------------------------
   JUNE 22, 2001 PAYROLL RUN - SUMMARY OF DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------
                 ADP Checks Issued [Net salary plus tax]                            102,344.71
----------------------------------------------------------------------------------------------------------------
                 Manual Checks Issued                                                 1,563.24
----------------------------------------------------------------------------------------------------------------
                                                                                                      103,907.95
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL PAYROLL ACCOUNT DISBURSEMENTS                                                                   214,519.17
================================================================================================================

                                B. (TAX ACCOUNT)

----------------------------------------------------------------------------------------------------------------
1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS                                                60,000.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS                                     44,126.29
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
3. BEGINNING BALANCE                                                                               15,873.71
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
4. RECEIPTS DURING CURRENT PERIOD
----------------------------------------------------------------------------------------------------------------
         TRANSFERRED FROM GENERAL ACCOUNT                                                          38,000.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
5. BALANCE:                                                                                        53,873.71
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
----------------------------------------------------------------------------------------------------------------
Date: 6/21/01, wire transfer, To: CA State Board of Equalization                                   26,639.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                       TOTAL DISBURSEMENTS THIS PERIOD             26,639.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
7. ENDING BALANCE                                                                                  27,234.71
================================================================================================================

----------------------------------------------------------------------------------------------------------------
8. TAX ACCOUNT NUMBER                                   02180038712
----------------------------------------------------------------------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
----------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
----------------------------------------------------------------------------------------------------------------



                                            D. SUMMARY SCHEDULE OF CASH


----------------------------------------------------------------------------------------------------------------
ENDING BALANCE FOR PERIOD
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         GENERAL ACCOUNT                                                                           99,630.22
----------------------------------------------------------------------------------------------------------------
         PAYROLL ACCOUNT                                                                           62,979.56
----------------------------------------------------------------------------------------------------------------
         TAX ACCOUNT                                                                               27,234.71
----------------------------------------------------------------------------------------------------------------
         OTHER ACCOUNTS *:                                                                      1,648,833.63
----------------------------------------------------------------------------------------------------------------
         OTHER MONIES *:                                                                                0.00
----------------------------------------------------------------------------------------------------------------
         PETTY CASH **                                                                                  0.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL CASH AVAILABLE                                                                            1,838,678.12
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

* SPECIFY THE FUND AND THE TYPE OF HOLDING (I.E., CD, SAVINGS ACCOUNT, INVESTMENT SECURITIES, ETC.) AND THE DEPOSITORY NAME, LOCATION, AND ACCOUNT NUMBER ** ATTACH EXHIBIT ITEMIZING ALL PETTY CASH TRANSACTIONS NOTE: ATTACH COPIES OF ALL MONTHLY ACCOUNTS FROM FINANCIAL INSTITUTIONS FOR EACH ACCOUNT

                    OTHER ACCOUNTS (SUPPLEMENT TO SCHEDULE I.D.)


-------------------------------------------------------------------------------------------------------------
BANK / ACCOUNT TYPE                                                   Account #               Balance
-------------------------------------------------------------------------------------------------------------
BANK OF AMERICA
-------------------------------------------------------------------------------------------------------------
  Master Concentration                                               14501-09188                        0.00
-------------------------------------------------------------------------------------------------------------
  Merchant                                                           14501-09189                        0.00
-------------------------------------------------------------------------------------------------------------
  Moviefone                                                          14502-09192                        0.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
UNION BANK OF CALIFORNIA
-------------------------------------------------------------------------------------------------------------
  Master Concentration                                               0700494-349                1,482,069.09
-------------------------------------------------------------------------------------------------------------
  FOB Cinemastar Luxury Cinemas, Inc.                                0700494-373                    2,533.71
-------------------------------------------------------------------------------------------------------------
  Merchant                                                           0700494-357                  164,230.83
-------------------------------------------------------------------------------------------------------------
  Moviefone                                                          0700494-146                        0.00
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Total                                                                                           1,648,833.63
=============================================================================================================

-------------------------------------------------------------------------------------------------------------

                  II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
                        AND OTHER PARTIES TO EXECUTORY CONTRACTS


-----------------------------------------------------------------------------------------------------------------
   CREDITOR, LESSOR, ETC.    FREQUENCY OF PAYMENTS   AMOUNT OF PAYMENT       POST-PETITION           TOTAL DUE
                                   (Mo./Qtr.)                              PAYMENTS NOT MADE
                                                                                (NUMBER)
-----------------------------------------------------------------------------------------------------------------
Oceanside Mission Market            Monthly                   $57,678.10           0                   $0.00
Place (Lessor MM 13 Theater)
-----------------------------------------------------------------------------------------------------------------
Coudres Family Ptrship              Monthly                   $35,740.55           0                   $0.00
(Lessor PR 10 Theater)
-----------------------------------------------------------------------------------------------------------------
MDA - San Bernardino                Monthly                   $96,851.61           0                   $0.00
(Lessor SB20 Thtr)
-----------------------------------------------------------------------------------------------------------------
Mission Grove Theater               Monthly                   $89,050.40           0                   $0.00
Properties I&II (Lessor MG
18 Theater)
-----------------------------------------------------------------------------------------------------------------
United Title Company                Monthly                    $4,983.40           0                   $0.00
(Lessor - Corp Offices)
-----------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                   $57,472.22           0                   $0.00
($2,000,000 loan, principal
and interest)
-----------------------------------------------------------------------------------------------------------------
Midland Loan Services               Monthly                   $17,646.36           6                 $17,646.36
(Mortgage Note on Chula
Vista Property)
-----------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                      $646.80           0                   $0.00
(Auto Lease)
-----------------------------------------------------------------------------------------------------------------

                                       III. TAX LIABILITIES


-----------------------------------------------------------------------------------------------------------------
FOR THE REPORTING PERIOD:
-----------------------------------------------------------------------------------------------------------------
         GROSS SALES SUBJECT TO SALES TAX                                                         261,255.99
-----------------------------------------------------------------------------------------------------------------
         TOTAL WAGES PAID                                                                         214,519.17
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                         TOTAL POST-PETITION      AMOUNT DELINQUENT       DATE DELINQUENT
                                            AMOUNTS OWING                                   AMOUNT DUE
-----------------------------------------------------------------------------------------------------------------
FEDERAL WITHHOLDING
-----------------------------------------------------------------------------------------------------------------
STATE WITHHOLDING
-----------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER'S SHARE
-----------------------------------------------------------------------------------------------------------------
FICA - EMPLOYEE'S SHARE
-----------------------------------------------------------------------------------------------------------------
FEDERAL UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------------
STATE WITHHOLDING
-----------------------------------------------------------------------------------------------------------------
SALES AND USE                                        19,594.20                   0.00
-----------------------------------------------------------------------------------------------------------------
REAL PROPERTY                                        17,445.59              17,445.59         4/10/01
-----------------------------------------------------------------------------------------------------------------
OTHER (SPECIFY)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL                                                37,039.79              17,445.59
-----------------------------------------------------------------------------------------------------------------

                   IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE


-----------------------------------------------------------------------------------------------------------------
                                   ACCOUNTS PAYABLE *                      ACCOUNTS RECEIVABLE
                                  (POST-PETITION ONLY)            -------------------------------------
                                                                  Pre-Petition            Post-Petition
-----------------------------------------------------------------------------------------------------------------
30 days or less                                   60,843.80
-----------------------------------------------------------------------------------------------------------------
31-60 days                                         1,244.49
-----------------------------------------------------------------------------------------------------------------
61-90 days
-----------------------------------------------------------------------------------------------------------------
91-120 days
-----------------------------------------------------------------------------------------------------------------
Over 120 days
-----------------------------------------------------------------------------------------------------------------
TOTALS:                                           62,088.29
-----------------------------------------------------------------------------------------------------------------


                                               V. INSURANCE COVERAGE

-----------------------------------------------------------------------------------------------------------------
                          NAME OF CARRIER     AMOUNT OF COVERAGE    POLICY EXPIRATION       PREMIUM PAID
                                                                           DATE               THROUGH:
-----------------------------------------------------------------------------------------------------------------
General Liability       Royal Insurance of        $2,000,000             10/14/01              7/14/01
                        America
-----------------------------------------------------------------------------------------------------------------
Umbrella Liability      St. Paul's                $10,000,000            10/14/01              7/14/01
                        Insurance Company
-----------------------------------------------------------------------------------------------------------------
Automobile Liability    Royal Insurance of        $1,000,000             10/14/01              7/14/01
                        America
-----------------------------------------------------------------------------------------------------------------
Directors & Officers    National Union Fire       $5,000,000             6/20/01               8/31/01
Liability               Insurance Company
-----------------------------------------------------------------------------------------------------------------
Workers Compensation    State (of CA)              Variable                n/a                 6/30/01
                        Compensation
                        Insurance Fund
-----------------------------------------------------------------------------------------------------------------
Property                Royal Insurance of        $35,212,960            10/14/01              7/14/01
                        America
-----------------------------------------------------------------------------------------------------------------
Vacant Property         Royal Indemnity           $1,500,000             12/14/01              7/14/01
                        Company
-----------------------------------------------------------------------------------------------------------------
Foreign Package         ACE USA                   $1,000,000             10/15/01              7/14/01
-----------------------------------------------------------------------------------------------------------------

                             VI. UNITED STATES TRUSTEE QUARTERLY FEES
                                         (TOTAL PAYMENTS)

-----------------------------------------------------------------------------------------------------------------
   Qtrly Period           Total           Qtrly Fees       Date Paid        Amount Paid     Qtrly Fee Still
      Ending          Disbursements                                                              Owing
-----------------------------------------------------------------------------------------------------------------
     3/31/01              3,552,815.00        8,000.00      5/17/01               8,000.00              0.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

* POST-PETITION ACCOUNTS PAYABLE SHOULD NOT INCLUDE PROFESSIONALS' FEES AND EXPENSES WHICH HAVE BEEN INCURRED BUT NOT YET AWARDED BY THE COURT. POST-PETITION ACCOUNTS PAYABLE SHOULD INCLUDE PROFESSIONALS' FEES AND EXPENSES AUTHORIZED BY COURT ORDER BUT WHICH REMAIN UNPAID AS OF THE CLOSE OF THE PERIOD OF THE REPORT.

               VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

                                                                               Cumulative
                                                     Current Month           Post-Petition
                                                     ------------------      -------------------
Admission Revenue                                             1,451,975                6,050,047
Concession Revenue                                              587,298                2,386,641
Video Revenue                                                    27,028                  119,261
Screen Advertising                                               10,366                   51,191
Other Revenues                                                    1,454                   17,581
-------------------------------------------------------------------------------------------------
Theater Revenue                                               2,078,119                8,624,722

Film Rental Expense                                             750,261                3,200,369
Concession COGS                                                  80,904                  340,447
-------------------------------------------------------------------------------------------------
Theater Cost of Goods Sold                                      831,165                3,540,815

-------------------------------------------------------------------------------------------------
Theater Gross Margin                                          1,246,954                5,083,907
-------------------------------------------------------------------------------------------------

Salaries                                                        164,209                  809,564
Payroll Taxes                                                    16,964                   89,430
Rent Expense                                                    268,111                1,728,904
CAM Expense                                                      31,257                  189,725
Utility Expense                                                  61,484                  364,381
Advertising Expense                                              20,014                  120,522
Co-op Advertising Expense                                        12,639                   39,652
Repairs & Maint Expense                                          11,642                   73,336
Janitorial Services                                              20,084                  131,746
Janitorial Supplies Expense                                       6,467                   38,029
Insurance Expense                                                17,625                  112,907
Property Taxes                                                   25,680                  168,025
Security Expense                                                  3,116                   24,324
Travel & Entertainment                                              409                    2,588
Vehicle Expense                                                       0                        0
Supplies Expense                                                 23,285                   50,115
Banking Fees                                                     12,793                   42,596
Equipment Rental Expense                                          1,783                    7,233
Outside Services Expense                                              0                        7
Other Theater Expense                                             4,659                   45,546
Pre-Opening Expense                                                   0                        0
-------------------------------------------------------------------------------------------------
Theater Operating Expenses                                      702,221                4,038,631

-------------------------------------------------------------------------------------------------
Operating Income                                                544,733                1,045,276
-------------------------------------------------------------------------------------------------

General & Administrative Expenses                                59,004                  489,017
Deprec & Amortization                                           209,927                1,294,712
Interest Expense                                                 43,989                  281,442
Interest/Dividend Income                                            (8)                 (16,913)
Taxes                                                               482                    2,889
Non-Recurring Income/Expense                                    697,168                  607,168
-------------------------------------------------------------------------------------------------
Non-Operating (Income)/Expense                                1,010,561                2,658,314

-------------------------------------------------------------------------------------------------
Net Income                                                    (465,828)              (1,613,038)
=================================================================================================

                    VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)


                                                                  Current Month End
                                                                  -----------------
Cash                                                                          2,266,955
Accts Receivable                                                                     57
Conc Inventory                                                                   53,932
Concession Rebates                                                                6,732
Supplies Inventory                                                                9,777
Prepaids                                                                        369,490
----------------------------------------------------------------------------------------
Current Assets                                                                2,706,943

Fixed Assets                                                                 23,295,749
Accumulated Depreciation                                                   (13,390,827)
----------------------------------------------------------------------------------------
Net Fixed Assets                                                              9,904,921

Deposits-Leases                                                                  43,789
Deposits-Concession                                                                 990
Deposits                                                                            200
Investment CLT SA de CV                                                          22,875
Investment in Mexico                                                            339,643
Goodwill - Mexico                                                             (144,176)
----------------------------------------------------------------------------------------
Other Assets                                                                    263,321

----------------------------------------------------------------------------------------
Assets                                                                       12,875,185
========================================================================================

Accounts Payable                                                              2,341,919
Accrued Payroll                                                                 286,748
Other Accruals                                                                  718,896
Deferred Revenue                                                                455,381
Concession Advances                                                              16,685
Short Term Notes Payable                                                              0
----------------------------------------------------------------------------------------
Current Liabilities                                                           3,819,628

Capital Leases                                                                 (10,401)
Credit Facility Debt                                                          2,010,000
Notes Payable                                                                 1,717,721
----------------------------------------------------------------------------------------
Debt and Capital Leases                                                       3,717,321

Deferred Rent Accrual                                                         4,198,429
Intercompany Accounts                                                         2,201,678
----------------------------------------------------------------------------------------
Long-Term Liabilities                                                         6,400,107

Common Stock                                                                     62,892
Additional Paid In Capital                                                   29,642,292
Treasury Stock                                                                        0
Retained Earnings                                                          (26,278,047)
Current Year Retained Earnings                                              (4,489,007)
Current Year Dividends                                                                0
----------------------------------------------------------------------------------------
Shareholders' Equity                                                        (1,061,871)

----------------------------------------------------------------------------------------
Liabilities & Equity                                                         12,875,185
========================================================================================

              STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)


                                                                            Current Month
                                                                            -------------
CASH FLOW FROM OPERATIONS
Net Income / (Loss)                                                                   (465,828)
Depreciation & Amortization                                                             209,927
Non-Cash Loss on Sale of Equipment                                                      697,167
Deferred Rent                                                                            13,949
Changes in Operating Assets & Liabilities:
   Change in Current Assets                                                              44,430
   Change in Other Assets                                                                  (25)
   Change in Accounts Payable                                                            84,432
   Change in Other Liabilities                                                           90,835
------------------------------------------------------------------------------------------------
Net Cash Provided By / (Used In) Operations                                             674,887

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Property                                                                          0
Sale of Property                                                                        145,000
------------------------------------------------------------------------------------------------
Net Cash Provided By / (Used In) Investing Activities                                   145,000

CASH FLOW FROM FINANCING ACTIVITIES
Payment of Debt & Capital Lease Obligations                                           (165,000)
Proceeds from Debt Issuance / Drawdown                                                        0
Proceeds from Issuance of Common Stock                                                        0
------------------------------------------------------------------------------------------------
Net Cash Provided By / (Used In) Financing Activities                                 (165,000)

------------------------------------------------------------------------------------------------
Net Increase / (Decrease) in Cash                                                       654,888
------------------------------------------------------------------------------------------------

Beginning of Period Cash Balance                                                      1,612,067
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
End of Period Cash Balance                                                            2,266,955
================================================================================================

                                IX. QUESTIONNAIRE


1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?
     No  X
     Yes
     Explain:

2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?
     No  X
     Yes
     Amount, to whom, and for what period:

3. State what progress was made during the reporting period toward filing a plan of reorganization: A plan of reorganization was filed with the court on June 4, 2001.

4. Describe potential future events which may have a significant impact on the case.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6. Did you receive any exempt income this month, which is not set forth in the operating report? No X Yes If yes, please set forth the amounts and the source of the income.


I, DONALD H. HARNOIS, JR., CHIEF FINANCIAL OFFICER, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: July 18, 2001
                                         s/ Donald H. Harnois, Jr.
                                         -----------------------------------
                                         Principal for debtor-in-possession